UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 5, 2014

CORPORATE CAPITAL TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	814-00827	27-2857503
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (866) 745-3797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

On September 5, 2014, the Board of Directors (“Board”) of Corporate Capital Trust, Inc., (the “Company”) adopted a resolution amending the Company’s Amended and Restated Bylaws (the “Bylaws Amendment”). The Bylaws Amendment clarifies that the chairman of the Board may also be an officer of the Company. The foregoing description of the Bylaws Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws Amendment, which is approved and attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Second Amended and Restated Bylaws adopted September 5, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2014		CORPORATE CAPITAL TRUST, INC.
a Maryland corporation

	By:	/s/ Paul S. Saint-Pierre
Paul S. Saint-Pierre Chief Financial Officer